                                                                 Exhibit 99.2
TXU Corp.

     The following table identifies the components of the contribution and change in earnings for the quarter ended March 31, 2003, by segment.


                                                           Contribution                        Change
                                                     --------------------------     -----------------------
                                                        Net Income                     US$
                                                           US$                      (Millions)     Per Share
Three Months Ended                                      (Millions)        EPS        After Tax      Impact       EPS
------------------------------                          ----------        -----     ----------     ---------   --------
Reported Earnings 3/31/2002                                                                                     $ 0.94
Discontinued Operations                                                                  2           0.01
Earnings from Continuing Operations 03/31/2002                                                                  $ 0.95
                                                                                                                ------
North America Energy                                          35            0.09      (152)         (0.57)
North America Energy Delivery                                110            0.29         9           0.03
Australia                                                     27            0.07       (24)         (0.09)
Corporate and Other                                          (71)          (0.19)       16           0.06
Effect of Exchangeable Notes*                                 13            0.03        13           0.05
Change in Common Shares Outstanding                                                                 (0.13)       (0.65)
                                                          ------          ------      ----         ------        -----
Dilutive Earnings from Continuing Operations
  03/31/2002                                                 114            0.30      (138)                      $ 0.30
Discontinued Operations                                       (3)          (0.01)                                 (0.01)
Cumulative Effect of Accounting Changes                      (58)          (0.15)                                 (0.15)
                                                          ------          ------                                 ------
Reported Earnings 03/31/2003                                  53            0.14                                 $ 0.14
                                                          ======          ======                                 ======

* Amount represents the interest and discount amortization associated with the TXU Energy Exchangeble Notes.

TXU CORP. AND SUBSIDIARIES

                                                                    For the Periods Ended March 31, 2003
Statements of Consolidated Income
(Unaudited)

                                                                           Three Months Ended
                                                                               March 31,
                                                                      -----------------------------
                                                                        2003     2002    % Change
                                                                       -------  -------    -------
                                                                      millions of dollars

Operating revenues .................................................  $ 2,815  $ 2,453       14.8
                                                                        ------  ------   --------
Costs and expenses:
    Cost of energy sold and delivery fees ..........................    1,387      800       73.4
    Operating costs ................................................      429      365       17.5
    Depreciation and amortization...................................      227      220        3.2
    Selling, general and administrative expenses ...................      262      338      (22.5)
    Franchise and revenue-based taxes ..............................      111      118       (5.9)
    Other income ...................................................      (14)      (7)         -
    Other deductions ...............................................       20       47          -
    Interest income ................................................      (10)      (8)      25.0
    Interest expense and other charges .............................      254      216       17.6
                                                                        ------  -------  ---------
          Total costs and expenses .................................    2,666    2,089       27.6
                                                                        ------  -------  ---------

Income from continuing operations before income taxes
          and cumulative effect of changes in accounting principles.      149      364      (59.1)

Income tax expense..................................................       43      107      (59.8)
                                                                        ------  -------  ---------

Income from continuing operations before cumulative effect of changes
         in accounting principles...................................      106      257      (58.8)

Loss from discontinued operations, net of tax benefit...............       (3)      (2)      50.0

Cumulative effect of changes in accounting principles,
         net of tax benefit.........................................      (58)       -          -
                                                                         -----  -------  ---------
Net income..........................................................       45      255      (82.4)

Preference stock dividends .........................................        5        5          -
                                                                        ------  -------  ---------

Net income available for common stock ..............................  $    40  $   250      (84.0)
                                                                        ======  =======  =========

Average shares of common stock
    outstanding, basic (millions) ..................................      321      265       21.1

Average shares of common stock
    outstanding, diluted (millions) ................................      378      265       42.6

Per share of common stock
    Basic earnings:
       Income from continuing operations before
           cumulative effect of changes in accounting principles....    $  0.31  $  0.95      (67.4)
       Loss on discontinued operations, net of tax benefit..........    $ (0.01) $ (0.01)        -
       Cumulative effect of changes in accounting principles,
           net of tax benefit.......................................    $ (0.17) $     -         -
       Net income available for common stock .......................    $  0.13  $  0.94      (86.2)

    Diluted earnings:
       Income from continuing operations before cumulative effect
          of changes in accounting principles.......................    $  0.30  $  0.95      (68.4)
       Loss on discontinued operations, net of tax..................    $ (0.01) $ (0.01)        -
       Cumulative effect of changes in accounting principles,
          net of tax benefit........................................    $ (0.15) $     -         -
       Net income available for common stock .......................    $  0.14  $  0.94      (85.1)
    Dividends declared .............................................    $ 0.125  $ 0.600      (79.2)



     Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports to the Securities and Exchange Commission on Form 10-Q. This financial statement is furnished in response to your request for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.


TXU CORP.  AND SUBSIDIARIES

Condensed Statements of Consolidated Cash Flows
(Unaudited)
                                                                                                      Three Months Ended
                                                                                                           March 31,
                                                                                                   ------------------------
                                                                                                   2003                2002
                                                                                                   ----                ----
                                                                                                     millions of dollars
Cash flows - operating activities
   Income from continuing operations before cumulative effect of changes in accounting
      principles........................................................................        $    106            $   257
   Adjustments to reconcile net income to cash provided by operating activities:
      Depreciation and amortization ....................................................             246                251
      Deferred income taxes and investment tax credits -- net ..........................               -                (19)
      Gains from sale of assets ........................................................              (6)                 -
      Net unrealized loss from mark-to-market valuations of commodity contracts.........              27                119
      Net loss associated with unconsolidated affiliates and joint ventures ............              15                 14
      Over(under)receovered fuel........................................................             (39)                40
      Reduction in regulatory liability.................................................             (42)               (13)
   Changes in operating assets and liabilities .........................................             619               (203)
                                                                                                --------            -------
        Cash provided by operating activities ..........................................             926                446
                                                                                                --------            -------
Cash flows - financing activities
   Issuances of securities:
      Long-term debt ...................................................................           1,317                  -
      Common stock .....................................................................               4                  1
   Retirements/repurchases of securities:
      Long-term debt ...................................................................            (565)              (604)
      Preferred stock of subsidiaries, subject to mandatory redemption..................              (4)                 -
   Change in notes payable:
      Commercial paper .................................................................               5                 749
      Banks ............................................................................          (1,286)               (292)
   Cash dividends paid:
      Common stock .....................................................................             (40)               (159)
      Preference stock .................................................................              (5)                 (5)
   Debt premium, discount, financing, reacquisition expenses and redemption deposits....              90                 (28)
                                                                                                --------            --------
        Cash used in financing activities...............................................            (484)               (338)
                                                                                                --------            --------
Cash flow - investing activities
   Capital expenditures ................................................................            (228)               (272)
   Proceeds from sale of assets ........................................................              13                 146
   Nuclear fuel ........................................................................              -                  (10)
   Other ...............................................................................              25                   2
                                                                                                --------            --------
        Cash used in investing activities ..............................................            (190)               (134)
                                                                                                --------            --------
Effect of exchange rate changes on cash and cash equivalents ...........................               1                  (9)

Cash contributions to discontinued operations ..........................................               -                (144)
                                                                                                --------            --------
Net change in cash and cash equivalents ................................................             253                (179)

Cash and cash equivalents -- beginning balance .........................................           1,574                 216
                                                                                                --------            --------
Cash and cash equivalents -- ending balance ............................................        $  1,827            $     37
                                                                                                ========            ========

TXU CORP.  AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
(Unaudited)

                                                                                                      March 31,      December 31,
                                                                                                        2003              2002
                                                                                                    ------------     ------------
                                                                                                         millions of dollars
                                                 ASSETS
Current assets:
     Cash and cash equivalents .........................................................           $      1,827    $  1,574
     Restricted cash....................................................................                     72         210
     Accounts receivable - trade........................................................                  1,848       1,696
     Income taxes receivable............................................................                     34         488
     Inventories........................................................................                    426         493
     Commodity contract assets .........................................................                  1,472       1,298
     Other current assets ..............................................................                    231         263
                                                                                                    ------------    ---------
         Total current assets ..........................................................                  5,910       6,022
                                                                                                    ------------    ---------

Investments:
     Restricted cash ...................................................................                    111          96
     Other investments .................................................................                    786         757
Net property, plant and equipment ......................................................                 20,456      19,642
Goodwill ...............................................................................                  1,956       1,588
Regulatory assets - net ................................................................                  1,923       1,772
Commodity contract assets ..............................................................                    549         657
Cash flow hedges and other derivative assets ...........................................                    163         150
Other noncurrent assets ................................................................                    320         332
                                                                                                    ------------    ---------
        Total assets ...................................................................          $      32,174     $31,016
                                                                                                    ============    =========



                                  LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Notes payable:
       Commercial paper ................................................................          $          24      $    18
       Banks ...........................................................................                  1,021        2,306
     Long-term debt due currently ......................................................                    739          958
     Accounts payable - trade ..........................................................                  1,206        1,054
     Commodity contract liabilities ....................................................                  1,377        1,138
     Other current liabilities .........................................................                  1,084        1,209
                                                                                                    ------------    ----------

         Total current liabilities .....................................................                  5,451        6,683
                                                                                                    ------------    ----------


Accumulated deferred income taxes ......................................................                  3,740        3,607
Investment tax credits .................................................................                    447          453
Commodity contract liabilities .........................................................                    461          519
Cash flow hedges and other derivative liabilities ......................................                    306          220
Other noncurrent liabilities and deferred credits ......................................                  2,498        2,144
Long-term debt, less amounts due currently .............................................                 13,459       11,598

Mandatorily redeemable, preferred securities of subsidiary trusts, each holding solely junior subordinated debentures of the obligated company:
     TXU Corp. obligated ...............................................................                    368          368
     Subsidiary obligated ..............................................................                    147          147
Preferred stock of subsidiaries:
   Not subject to mandatory redemption .................................................                    190          190
   Subject to mandatory redemption .....................................................                     17           21

Shareholders' equity:
   Preference stock ....................................................................                    300          300
   Common stock without par value.......................................................                     10        7,995
   Paid in capital......................................................................                  8,097          111
   Retained earnings ...................................................................                 (2,899)      (2,900)
   Accumulated other comprehensive income ..............................................                   (418)        (440)
                                                                                                    ------------    ----------
         Total shareholders' equity ....................................................                  5,090        5,066
                                                                                                    ------------    ----------

         Total liabilities and shareholders' equity .....................................         $      32,174     $ 31,016
                                                                                                    ============    ==========

TXU CORP CONSOLIDATED STATISTICS
Consolidated Operating Statistics
Periods Ended March 31, 2003 and 2002

                                                                                                         Three Months Ended
                                                                                                      ---------------------------
                                                                                                        2003      2002        %
                                                                                                        ----      ----       ---
Operating statistics-volumes
   Retail electric sales (gigawatt-hours) .........................                                     21,266     23,794    (10.6)
                                                                                                     =========    =======     ====
   Retail gas sales (billion cubic feet) ..........................                                         82         76      7.9
                                                                                                     =========    =======     ====
   Wholesale electric sales:
    (gigawatt-hours) ..............................................                                      7,865      6,752     16.5
                                                                                                     =========    =======     ====
   North America electricity distribution (gigawatt-hours) ........                                     23,908     23,586      1.4
                                                                                                     =========    =======     ====
   Australia electricity distribution (gigawatt-hours).............                                        597        465     28.4
                                                                                                     =========    =======     ====
   North America gas pipeline transportation (billion cubic feet)..                                         86        102    (15.7)
                                                                                                     =========    =======     ====

Retail customers & points of delivery (end of period & in thousands)
   Electric ........................................................................................     3,260      3,290     (0.9)
   Gas .............................................................................................     1,938      1,889      2.6
                                                                                                        ------     ------     ----
           Total customers .........................................................................     5,198      5,179      0.4
                                                                                                        ======     ======     ====
   Points of delivery-North American electricity distribution ......................................     2,914      2,868      1.6
                                                                                                        ======     ======     ====
   Points of delivery-Australia electricity distribution ...........................................       552        538      2.6
   Points of delivery-Australia gas distribution ...................................................       469        455      3.1
                                                                                                        ------     ------     ----
           Total points of delivery ................................................................     1,021        993      2.8
                                                                                                        ======     ======     ====
Operating revenues (in millions of dollars)
 Retail electric:
    Residential ...............................................                                        $   739       738      0.1
    Industrial & commercial ...................................                                            828     1,096    (24.5)
                                                                                                       -------     ------    -----
           Total ..............................................                                          1,567     1,834    (14.6)
                                                                                                       -------     ------    -----
   Retail gas:
    Residential ...............................................                                            416       230     80.9
    Industrial & commercial ...................................                                            220       128     71.9
                                                                                                        ------     ------    -----
           Total ..............................................                                            636       358     77.7
                                                                                                        ------     ------    -----
   Wholesale electric revenues ................................                                            247       157     57.3
                                                                                                        ------     ------    -----
   North America electricity distribution .....................                                            506       494      2.4
                                                                                                        ------     ------    -----
   Australia electricity distribution .........................                                             12         8     50.0
                                                                                                        ------     -------   -----
   Australia gas distribution .................................                                              6         5     20.0
                                                                                                        ------     -------   -----
   North America gas pipeline transportation ..................                                             16        12     33.3
                                                                                                        ------     -------   -----
   Wholesale energy portfolio management activities............                                            111          7       -
                                                                                                        ------     ------    -----
   Other revenues, less intercompany eliminations..............                                           (286)      (422)   (32.2)
                                                                                                        ------     ------    -----
           Total operating revenues ...........................                                      $   2,815      2,453     14.8
                                                                                                        ======     ======    =====
Financial statistics & ratios - March 2003
   Common stock data:
   Shares outstanding-end of period (millions) ..........................................................................      322
   Book value per share -end of period ..................................................................................   $14.87
   Return on average common stock equity (based on continuing operations)................................................     (0.7)%

   Capitalization ratios (end of period):
   Long-term debt excluding equity-linked securities & exchangeable subordinated notes...................................     59.0%
   Equity-linked securities .............................................................................................      7.5
   Exchangeable subordinated notes (net of discount).....................................................................      3.3
   Preferred securities of subsidiary trusts ............................................................................      2.7
   Preference & preferred stock .........................................................................................      2.6
   Common stock equity ..................................................................................................     24.9
                                                                                                                            ------
           Total .........................................................................................................   100.0%
                                                                                                                            ======

 Additional financial information is available on request to TXU Corp. at 1601
        Bryan Street, Dallas, Texas 75201-3411 (214) 812-4600.

TXU CORP. AND SUBSIDIARIES
NORTH AMERICA ENERGY SEGMENT (TXU ENERGY LLC)

                                                               For the Periods Ended March 31, 2003
Statements of Consolidated Income
(Unaudited)

                                                                          Three Months Ended
                                                                                March 31,
                                                                       ---------------------------
                                                                        2003      2002    % Change
                                                                        ----     ------   --------
                                                                      millions of dollars

Operating revenues ...............................................    $ 1,806  $   1,799      0.4
                                                                        -----      -----      ---
Costs and expenses:
    Cost of energy sold and delivery fees ........................      1,218        941     29.4
    Operating costs ..............................................        193        162     19.1
    Depreciation and amortization.................................        113        119     (5.0)
    Selling, general and administrative expenses .................        144        220    (34.5)
    Franchise and revenue-based taxes ............................         28         30     (6.7)
    Other income .................................................         (8)        (2)       -
    Other deductions .............................................          2          3        -
    Interest income ..............................................         (2)        (9)   (77.8)
    Interest expense and other charges ...........................         77         59     30.5
                                                                        -----      -----     ----
        Total costs and expenses .................................      1,765      1,523     15.9
                                                                        -----      -----     ----

Income before income taxes and cumulative effect of changes in
   accounting principles..........................................         41        276    (85.1)

Income tax expense................................................          6         89    (93.3)
                                                                        -----      -----     ----
Income before cumulative effect of changes in accounting
   principles.....................................................         35        187    (81.3)

Cumulative effect of changes in accounting principles,
       net of tax benefit.........................................        (58)         -        -
                                                                        -----      -----     ----
Net income (loss).................................................     $  (23) $     187        -
                                                                        =====      =====     ====



  The North America Energy segment represents the electricity generation, portfolio management and wholesale and retail energy sales operations of TXU Energy Company LLC, operating principally in the competitive Texas market.



     Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports to the Securities and Exchange Commission on Form 10-Q. This financial statement is furnished in response to your request for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

NORTH AMERICA ENERGY SEGMENT
Operating and Financial Statistics
Periods Ended March 31, 2003 and 2002



                                                                     Three Months Ended
                                                                ----------------------------
Operating statistics                                             2003      2002     % Change
                                                                 ----      ----     --------

Retail electric sales volumes (gigawatt-hours)................  19,398    22,386     (13.3)
                                                                ======   =======     =====

Wholesale electric sales volumes (gigawatt-hours).............   7,451     6,199      20.2
                                                                ======   =======     =====

Retail electric customers (end of period and in thousands-
  number of meters)...........................................   2,701     2,756      (2.0)

Operating revenues (millions of dollars)
 Retail electric:
   Residential ...............................................  $  684   $   695      (1.6)
   Commercial & industrial....................................     748     1,050     (28.8)
                                                                 -----     -----     -----
      Total ..................................................   1,432     1,745     (17.9)
                                                                 -----     -----     -----
Wholesale electric ...........................................     237       146      62.3
                                                                 -----     -----     -----

Wholesale energy portfolio management activities..............      91       (63)      -
                                                                 -----     -----     -----

Other revenues ...............................................      46       (29)      -
                                                                 -----     -----     -----
      Total operating revenues ...............................  $1,806     1,799       0.4
                                                                 =====     =====     =====

Weather (average for service area)
  Percent of normal:
    Cooling degree days .....................................     50.0%     94.1%    (44.1)Pts
    Heating degree days .....................................    106.6%    101.5%      5.1 Pts


TXU CORP. AND SUBSIDIARIES
NORTH AMERICA ENERGY DELIVERY SEGMENT

                                                                      For the Periods Ended March 31, 2003

Statements of Consolidated Income
(Unaudited)

                                                                              Three Months Ended
                                                                                   March 31,
                                                                          --------------------------
                                                                          2003     2002     % Change
                                                                          ----     ----     --------
                                                                        millions of dollars

Operating revenues ...............................................       $ 1,127    $ 838      34.5
                                                                           ----      ----     -----
Costs and expenses:
    Cost of gas sold .............................................          430       180         -
    Operating costs ..............................................          211       185      14.1
    Depreciation and amortization.................................           87        79      10.1
    Selling, general and administrative expenses .................           84        92      (8.7)
    Franchise and revenue-based taxes ............................           74        79      (6.3)
    Other income .................................................           (3)       (1)        -
    Other deductions .............................................            1         4         -
    Interest income ..............................................          (16)      (11)     45.5
    Interest expense and other charges ...........................           92        79      16.5
                                                                           ----      ----     -----
        Total costs and expenses .................................          960       686      39.9
                                                                           ----      ----     -----
Income before income taxes........................................          167       152       9.9

Income tax expense ...............................................           57        51      11.8
                                                                           ----      ----     -----
Net income........................................................       $  110    $  101       8.9
                                                                           ====      ====     =====



The North America Energy Delivery segment includes the electricity transmission and distribution business of Oncor Electric Delivery Company and the natural gas pipeline and distribution business of TXU Gas Company, both of which are subject to regulation by Texas authorities.



Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.), and all Quarterly Reports to the Securities and Exchange Commission on Form 10-Q. This financial statement is furnished in response to your request for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.


NORTH AMERICA ENERGY DELIVERY SEGMENT
Operating and Financial Statistics
Periods Ended March 31, 2003 and 2002

                                                                            Three Months Ended
                                                                       ---------------------------
                                                                       2003     2002      % Change
                                                                       ----    ------     --------

Operating statistics - Volumes

Electric energy delivered (gigawatt-hours) ........................   23,908    23,586        1.4
                                                                      ======    ======       ====

Gas distribution (billion cubic feet):
   Residential .....................................................      45        41        9.8
   Commercial ......................................................      24        22        9.1
   Industrial & electric generation.. ..............................       2         3      (33.3)
                                                                      ------    ------       ----
      Total ........................................................      71        66        7.6
                                                                      ======    ======       ====
Pipeline transportation (billion cubic feet)........................      86       102      (15.7)
                                                                      ======    ======       ====


Retail customers & points of delivery (end of period & in thousands)

Retail gas distribution customers...................................   1,475     1,459        1.1
                                                                       =====     =====        ===
Electricity distribution points of delivery ........................   2,914     2,868        1.6
                                                                       =====     =====        ===

Operating revenues (millions of dollars)
Electricity distribution
   Affiliated (North America Energy)................................. $  377    $  416      (9.4)
   Non-affiliated ...................................................    129        78      65.4
                                                                       -----     -----     -----
      Total .........................................................    506       494       2.4
                                                                       -----     -----     -----
Retail gas distribution:
   Residential ......................................................    401       223      79.8
   Commercial .......................................................    183        98      86.7
   Industrial & electric generation .................................     10         8      25.0
                                                                       -----      ----     -----
      Subtotal ......................................................    594       329      80.5
Pipeline transportation .............................................     16        12      33.3
Other revenues, net of eliminations .................................     11         3         -
                                                                       -----      ----     -----
      Total..........................................................    621       344      80.5
                                                                       -----      ----     -----

Total operating revenues ............................................ $1,127    $  838      34.5
                                                                       =====      ====     =====


TXU CORP. AND SUBSIDIARIES
AUSTRALIA SEGMENT

                                                          For the Periods Ended March 31, 2003
Statements of Consolidated Income
(Unaudited)

                                                                     Three Months Ended
                                                                         March 31,
                                                                ---------------------------
                                                                2003      2002     % Change
                                                                ----      ----     --------
                                                              millions of dollars

Operating revenues .........................................   $ 225   $   212         6.1
                                                               -----       ---        ----

Costs and expenses:
    Cost of energy sold and delivery fees ..................      95        72        31.9
    Operating costs ........................................      21        19        10.5
    Depreciation and amortization...........................      19        15        26.7
    Selling, general and administrative expenses ...........      18        14        28.6
    Other deductions .......................................       1         2           -
    Interest income ........................................      (1)        -           -
    Interest expense and other charges .....................      34        29        17.2
                                                                -----      ---        ----
        Total costs and expenses ...........................     187       151        23.8
                                                                -----      ---        ----

Income before income taxes .................................      38        61       (37.7)

Income tax expense..........................................      11        10        10.0
                                                                -----      ---       -----
Net Income.................................................. $    27 $      51       (47.1)
                                                                =====      ===       =====


Exchange rates .............................................  0.5928    0.5188
                                                              ------    ------

     The Australia segment includes electricity generation, energy distribution, portfolio management, wholesale and retail energy sales and gas storage businesses operating in Southern Australia, in largely competitive markets.

     Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.), and all Quarterly Reports to the Securities and Exchange Commission on Form 10-Q. This financial statement is furnished in response to your request for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.


AUSTRALIA SEGMENT
Operating and Financial Statistics
Periods Ended March 31, 2003 and 2002

                                                                              Three Months Ended
                                                                          -------------------------
                                                                            2003      2002 % Change
                                                                            ----      ---- --------
Operating statistics - Volumes

Retail electric sales (gigawatt-hours) ................................    1,868      1,408    32.7
                                                                          ======      =====    ====
Retail gas sales (billion cubic feet)..................................       11         10    10.0
                                                                          ======      =====    ====
Delivered electricity distribution (gigawatt-hours)....................      597        465    28.4
                                                                          ======      =====    ====
Retail gas distribution volumes (billion cubic feet)...................        7          6    16.7
                                                                          ======      =====    ====

Wholesale electric sales (gigawatt-hours)..............................      414        553   (25.1)
                                                                          ======      =====    ====

Retail customers and points of delivery (end of period & in thousands)
   Electric ...........................................................      559        534     4.7
   Gas ................................................................      463        430     7.7
                                                                           -----        ---     ---
           Total customers ............................................    1,022        964     6.0
                                                                           =====        ===     ===
   Electricity distribution points of delivery ........................      552        538     2.6
   Gas distribution points of delivery ................................      469        455     3.1
                                                                           -----        ---     ---
           Total points of delivery ...................................    1,021        993     2.8
                                                                           =====        ===     ===
Operating revenues (millions of dollars)
  Retail electric:
      Residential ......................................................  $   55    $    43    27.9
      Industrial & commercial ..........................................      80         46    73.9
                                                                             ---        ---    ----
           Total .......................................................     135         89    51.7
                                                                             ---        ---    ----
Electricity distribution ...............................................      12          8    50.0
                                                                             ---        ---    ----
Retail gas:
      Residential .......................................................     15          7      -
      Industrial & commercial ...........................................     27         22    22.7
                                                                             ---        ---    ----
           Total ........................................................     42         29    44.8
                                                                             ---        ---    ----
Gas distribution ........................................................      6          5    20.0
                                                                             ---        ---    ----
Wholesale electric revenues .............................................     10         11    (9.1)
                                                                             ---        ---    ----
Wholesale electric portfolio management activities & other revenues .....     20         70   (71.4)
                                                                             ---        ---    ----
           Total operating revenues ..................................... $  225    $   212     6.1
                                                                             ===        ===    ====